Exhibit 99.29

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-K

KEY PERFORMANCE FACTORS
August 31, 1998



        Expected B Maturity                                      11/15/2005


        Blended Coupon                                              5.8191%


        Excess Protection Level
          3 Month Average   5.42%
          August, 1998   6.33%
          July, 1998   5.23%
          June, 1998   4.70%


        Cash Yield                                  19.08%


        Investor Charge Offs                         5.09%


        Base Rate                                    7.66%


        Over 35 Day Delinquency                      5.00%


        Seller's Interest                           11.64%


        Total Payment Rate                          14.21%


        Total Principal Balance                     $37,775,682,964.86


        Investor Participation Amount               $750,000,000.00


        Seller Participation Amount                 $4,395,888,446.37